LEPERCQ-ISTEL FUND



                              THIRD-QUARTER REPORT



                               SEPTEMBER 30, 1999




















[LEPERCQ LOGO APPEARS HERE]
1675 Broadway
New York, NY  10019
(212) 698-0749
(800) 497-1141



This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless accompanied by the currently effective prospectus dated April 28, 1999.



LEPERCQ-ISTEL FUND



November 19, 1999

Dear Shareholders:

After recording a strong increase in the first half of the year, the U.S. market surrendered some of its gains in the third quarter. Investors grew concerned about rising interest rates and a weaker U.S. dollar.

The performance on your Fund for the third quarter and for the first nine months of the year is provided in the table below. For comparative purposes, we have also provided performance information for some relevant benchmarks.


                                      Third Quarter        Year-to-Date
                                         1999                 1999

Lepercq-Istel Fund                      -6.38 %             -2.71 %
Lipper Multicap Core Average            -6.38 %             +4.04 %
Lipper General Equity Average           -5.37 %             +5.23 %
Standard & Poor's 500                   -6.25 %             +5.36 %


The third quarter saw a rise of interest rates on fears that the strong economy was straining capacity and exerting inflationary pressures. The U.S. dollar also weakened as the pick-up of activity in the economies abroad continues to gain momentum and provides competition to the U.S. for global capital. We continue to expect technology to exert downward pressure on business costs and remain optimistic on inflation. Businesses continue to experience a lack of pricing power. The need to continuously offer improved products for the same or lower price has spread from the technology sector to the business world at large.

During the quarter we added two new stocks to the portfolio - Ispat and Siemens. We also increased the Fund's position in eBay, Frontier and Qwest Communications. Ispat is an innovative consolidator in the steel industry and Siemens is undergoing a major overhaul as the restructuring wave invades Europe. After enjoying a strong turnaround in the performance of First Data, the Fund took profits on that investment. We also reduced our positions in DuPont, Novell, Pharmacia & Upjohn and Russell.

Thank you for your continued support.

Sincerely,


/s/ Tersing Ngudu                 /s/ Jerry Getsos
Tsering Ngudu                     Jerry Getsos
President and Portfolio Manager   Executive Vice President and Portfolio Manager


            Past performance is not predictive of future performance

                                                                               2



LEPERCQ-ISTEL FUND

PERFORMANCE (UNAUDITED) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999



         Net Asset Value per Share, December 31, 1998                     $19.91




         Distribution during the Period:                                    None




         Net Asset Value per Share, September 30, 1999                    $19.37




         Total Return, Year to Date                                      (2.71%)







            Past performance is not predictive of future performance.

                                                                               3



LEPERCQ-ISTEL FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) AS OF SEPTEMBER 30, 1999

       NUMBER OF                                                          MARKET
           SHARES                                                          VALUE

                   COMMON STOCKS - 79.6%

                   AEROSPACE/DEFENSE - 1.6%
           10,000  Raytheon-Class A                                     $485,000
                                                                        --------

                   APPAREL - 1.9%
           42,000  Russell                                               595,875
                                                                         -------

                   BANKS - 10.5%
           40,000  Bank of New York                                    1,337,500
           14,000  Chase Manhattan                                     1,055,250
           30,000  U.S. Bancorp                                          905,625
                                                                         -------
                                                                       3,298,375

                   CHEMICALS - 3.8%
           10,001  du Pont (E.I.) de Nemours                             608,795
           15,000  Great Lakes Chemical                                  570,937
                                                                         -------
                                                                       1,179,732

                   COMMUNICATIONS - 4.2%
           15,000  Motorola                                            1,320,000
                                                                       ---------

                   COMPUTERS - 4.0%
           30,000  Dell *                                              1,254,375
                                                                       ---------

                   HEALTH CARE - 7.6%
           15,000  Bausch & Lomb                                         989,062
           15,000  Johnson & Johnson                                   1,378,125
                                                                       ---------
                                                                       2,367,187

                   INTERNET - 10.9%
           10,000  CMGI *                                              1,025,000
            7,000  eBay *                                                987,437
            7,722  Yahoo! *                                            1,386,099
                                                                       ---------
                                                                       3,398,536

                   MEDIA - 4.7%
           32,000  CBS *                                               1,480,000
                                                                       ---------

                   OIL & GAS - 6.2%
           24,568  Conoco-Class B                                        672,562
          125,000  Ocean Energy *                                      1,273,437
                                                                       ---------
                                                                       1,945,999

                   PHARMACEUTICALS - 2.4%
           15,000  Pharmacia & Upjohn                                    744,375
                                                                         -------

                   SOFTWARE - 2.7%
           40,000  Novell *                                              827,500
                                                                         -------


*Non-income producing security.
                                                                               4



LEPERCQ-ISTEL FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) AS OF SEPTEMBER 30, 1999 (CONTINUED)

       NUMBER OF                                                          MARKET
           SHARES                                                          VALUE

                     TELEPHONE - 12.1%
           25,000    AT&T                                             $1,087,500
           51,250    Global Crossing *                                 1,358,125
           45,000    Qwest Communications *                            1,330,313
                                                                       ---------
                                                                       3,775,938

                     INTERNATIONAL EQUITIES - 7.0%
           50,000    Ispat International NV                              521,875
           20,000    Nortel Networks                                   1,020,000
            8,000    Siemens AG                                          651,771
                                                                         -------
                                                                       2,193,646

                                 TOTAL COMMON STOCKS                  24,866,538

                     RESTRICTED SECURITIES + - 0.0%
           38,020    WestFed Holdings, Class B, Common *                       1
          128,290    WestFed Holdings, 15.50%, Convertible Preferred *         1
                                                                               -
                                 TOTAL RESTRICTED SECURITIES                   2

    PRINCIPAL AMOUNT

                     U.S. TREASURY BILLS - 14.3%
       $3,500,000    U.S. Treasury Bill, due 10/21/99                  3,491,114
        1,000,000    U.S. Treasury Bill, due 12/16/99                    990,521
                                                                         -------
                                 TOTAL U.S. TREASURY BILLS             4,481,635

                     VARIABLE RATE DEMAND NOTES - 5.9%
           96,000    American Family                                      96,000
          885,424    General Mills                                       885,424
          218,329    Warner Lambert                                      218,329
          654,398    Wisconsin Electric Power Company                    654,398
                                                                         -------
                                 TOTAL VARIABLE RATE DEMAND NOTES      1,854,151

                     Total Investments - 99.8%                        31,202,326
                                                                      ----------

                     Other Assets Less Liabilities - 0.2%                 69,223
                                                                          ------

                     NET ASSETS - 100.0%                             $31,271,549
                                                                     ===========

                     Net Asset Value Per Share                            $19.37

                         (Based on 1,614,276.750 shares outstanding)

*Non-income producing security.

+The Westfed Holdings securities were acquired for a total cost of $2 in conjunction with the Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. As part of the Agreement on Transfer, the Fund acquired net tax operating loss carryforwards.

                                                                               5



LEPERCQ-ISTEL FUND


TRUSTEES

+Bruno Desforges         CHAIRMAN OF THE BOARD, LEPERCQ-ISTEL TRUST; MANAGING
                         DIRECTOR, LEPERCQ, DE NEUFLIZE & CO. INCORPORATED;
                         DIRECTOR AND CHAIRMAN OF THE BOARD,
                         LEPERCQ, DE NEUFLIZE SECURITIES INC.

Stanley A. Deitch        PRINCIPAL, CPI ASSOCIATES, INC., MEMBER, AMERICAN
                         INSTITUTE OF CPA'S.

+Francois Letaconnoux    DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
                         LEPERCQ INC., LEPERCQ, DE NEUFLIZE & CO. INCORPORATED
                         AND LEPERCQ, DE NEUFLIZE SECURITIES INC.

Jean-Louis Milin         MANAGING DIRECTOR, BANQUE DE NEUFLIZE, SCHLUMBERGER,
                         MALLET

*Marvin Schiller, Ph.D.  DIRECTOR, TUTOR TIME LEARNING SYSTEMS, INC.; GENERAL
                         PARTNER, REPRISE CAPITAL CORP..

*Franz Skryanz           FINANCIAL CONSULTANT

Marie-Monique Steckel    PRESIDENT, FRANCE TELECOM NORTH AMERICA; DIRECTOR,
                         MICROCARD TECHNOLOGIES INC.; DIRECTOR, GLOBECAST NORTH
                         AMERICA INC.; DIRECTOR, C&P PRESS, INC.

Dennis Tarzian           PRESIDENT AND CHIEF EXECUTIVE OFFICER, NEW CENTURY
                         EDUCATION CORP.; DIRECTOR, NATIONAL REGISTERED AGENTS,
                         INC.

* MEMBER OF AUDIT, ETHICS AND NOMINATING COMMITTEES

+ INTERESTED TRUSTEE

OFFICERS

Tsering Ngudu                             PRESIDENT
Jerry Getsos                              EXECUTIVE VICE PRESIDENT
Peter Hartnedy                            SECRETARY AND TREASURER

Investment Adviser                        LEPERCQ, DE NEUFLIZE & CO.
                                          INCORPORATED, NEW YORK
Underwriter & Distributor                 LEPERCQ, DE NEUFLIZE SECURITIES INC.,
                                          NEW YORK

Dividend Paying Agent,                    FIRSTAR MUTUAL FUND SERVICES, LLC
Transfer Agent, Administrator
and Accounting Services
Agent

Custodian                                 FIRSTAR BANK MILWAUKEE, N.A.

Legal Counsel                             BATTLE FOWLER LLP, NEW YORK
Independent Auditors                      KPMG LLP, MILWAUKEE

                                                                               6